Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP Utilities Portfolio
September 30, 2025
VUT-NPRT3-1125
1.807738.121
Common Stocks - 98.3%
	Shares	Value ($)
CANADA - 2.3%
Energy - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
Cameco Corp (United States)	64,600	5,417,356
Utilities - 0.7%
Independent Power and Renewable Electricity Producers - 0.7%
TransAlta Corp	170,700	2,331,685
TOTAL CANADA		7,749,041
UNITED STATES - 96.0%
Industrials - 3.6%
Construction & Engineering - 1.6%
MasTec Inc (a)	4,800	1,021,488
Quanta Services Inc	10,575	4,382,492
		5,403,980
Electrical Equipment - 2.0%
GE Vernova Inc	7,900	4,857,710
NEXTracker Inc Class A (a)	22,800	1,686,972
		6,544,682
TOTAL INDUSTRIALS		11,948,662

Information Technology - 1.6%
Semiconductors & Semiconductor Equipment - 1.6%
First Solar Inc (a)	24,294	5,357,556
Utilities - 90.8%
Electric Utilities - 64.0%
Alliant Energy Corp	44,900	3,026,709
American Electric Power Co Inc	58,533	6,584,963
Constellation Energy Corp	87,240	28,708,067
Duke Energy Corp	206,579	25,564,151
Entergy Corp	174,652	16,275,820
Evergy Inc	147,639	11,223,517
Eversource Energy	10,208	726,197
Exelon Corp	384,700	17,315,347
NextEra Energy Inc	526,768	39,765,716
NRG Energy Inc	90,936	14,727,085
PG&E Corp	695,638	10,490,221
PPL Corp	352,599	13,102,579
Southern Co/The	106,788	10,120,299
TXNM Energy Inc	8,583	485,368
Xcel Energy Inc	186,790	15,064,614
		213,180,653
Gas Utilities - 1.4%
UGI Corp	139,300	4,633,117
Independent Power and Renewable Electricity Producers - 8.2%
AES Corp/The	86,600	1,139,656
Talen Energy Corp (a)	13,202	5,615,867
Vistra Corp	105,534	20,676,221
		27,431,744
Multi-Utilities - 17.2%
Ameren Corp	122,600	12,796,988
CenterPoint Energy Inc	301,170	11,685,396
NiSource Inc	232,838	10,081,885
Sempra	254,589	22,907,919
		57,472,188
TOTAL UTILITIES		302,717,702

TOTAL UNITED STATES		320,023,920
TOTAL COMMON STOCKS (Cost $226,782,743)		327,772,961

Money Market Funds - 1.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (b) (Cost $5,245,088)	4.21	5,244,039	5,245,088

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $232,027,831)	333,018,049
NET OTHER ASSETS (LIABILITIES) - 0.1%	320,723
NET ASSETS - 100.0%	333,338,772

Legend

(a)	Non-income producing.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	13,920,928	124,893,784	133,569,176	249,845	(447)	(1)	5,245,088	5,244,039	0.0%
Fidelity Securities Lending Cash Central Fund	1,078,700	77,361,537	78,440,237	953	-	-	-	-	0.0%
Total	14,999,628	202,255,321	212,009,413	250,798	(447)	(1)	5,245,088

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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